                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        THE CHASE MANHATTAN CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 [CHASE LOGO]

                                NOTICE OF 1996
                                ANNUAL MEETING
                               OF STOCKHOLDERS
                                  AND PROXY
                                  STATEMENT

                          Meeting Date: May 21,1996

                       The Chase Manhattan Corporation
                               270 Park Avenue
                        New York, New York 10017-2036

                                 [CHASE LOGO]

THE CHASE MANHATTAN CORPORATION
270 Park Avenue
New York, New York 10017-2036

                                          April 17, 1996

Dear Stockholder:

     You are cordially invited to attend the 1996 Annual Meeting of Stockholders of The Chase Manhattan Corporation. This meeting will be held in the Grand Ballroom of The Waldorf-Astoria Hotel, located at 301 Park Avenue, New York, New York, at 10:00 a.m. on May 21, 1996.

     The Chase Manhattan Corporation ("Old Chase") merged with and into Chemical Banking Corporation ("Chemical") on March 31, 1996 (the "Merger"). Upon the Merger, Chemical changed its name to The Chase Manhattan Corporation (the "Corporation"). This will be the first Annual Meeting of Stockholders of the Corporation following the Merger.

     All holders of record of the Corporation's Common Stock as of April 8, 1996, are entitled to vote at the Corporation's Annual Meeting, including holders of certificates representing shares of Chemical common stock and holders of certificates formerly representing Old Chase common stock who have not tendered those certificates for exchange.

     We urge all holders of certificates formerly representing Old Chase common stock, if you have not already done so, to forward your certificates to Chemical Mellon Shareholder Services, L.L.C. using the transmittal forms that have been sent to you. Holders of certificates formerly representing Old Chase common stock will not be paid dividends or distributions declared or made after April 30, 1996, on the Corporation's Common Stock until such certificates are surrendered for exchange. Forwarding your certificates will not affect your right to vote.

     Twenty Directors are to be elected at the Annual Meeting. In addition, you will be asked to vote on ratification of the appointment of independent accountants; on the approval of the Corporation's 1996 Long-Term Incentive Plan; and on certain stockholder proposals, if introduced at the meeting. The Corporation's Annual Report is enclosed. Following the custom of past meetings, we shall review the major developments since our last annual meeting. A report of the meeting will be included in the next Quarterly Report to Stockholders.

     We hope you will be able to attend the meeting. However, even if you anticipate attending in person, we urge you to mark, sign and return the enclosed proxy card promptly to ensure that your shares will be represented. If you attend, you will, of course, be entitled to vote in person. You may obtain an admission ticket for the meeting by using the ticket request form on the last page of the Proxy Statement.

                                          Sincerely,

                                          /s/ Walter V. Shipley

                                          Chairman of the Board and
                                          Chief Executive Officer

                                 [CHASE LOGO]

THE CHASE MANHATTAN CORPORATION
270 Park Avenue
New York, New York 10017-2036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, MAY 21, 1996

     The Annual Meeting of Stockholders of The Chase Manhattan Corporation (the "Corporation") will be held in the Grand Ballroom of The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York 10017 on Tuesday, May 21, 1996, at 10:00 a.m. to consider the following matters:

     (1) the election of twenty directors;

     (2) the ratification of the appointment of independent accountants for the current year;

     (3) the approval of the Corporation's 1996 Long-Term Incentive Plan; and

     (4) the transaction of such other business as may properly be brought before the meeting, including, if introduced at the meeting, taking action upon the resolutions which are quoted under the heading "Stockholder Proposals" in the accompanying Proxy Statement.

     Pursuant to the By-laws of the Corporation, the Board of Directors has fixed the close of business on April 8, 1996, as the time for determining stockholders of record entitled to notice of, and to vote at, the meeting. Each share of the Corporation's Common Stock will entitle the holder thereof to one vote on all matters which may properly come before the meeting.

                                          By Order of the Board of Directors

                                          JOHN B. WYNNE
                                          Secretary

April 17, 1996

PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, PLEASE USE THE TICKET REQUEST FORM PRINTED ON THE LAST PAGE OF THE PROXY STATEMENT.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Proxy Statement.........................................................    1
     Proposal 1: Election of Directors..................................    2
     Information Regarding the Nominees.................................    3
     Security Ownership of Certain Beneficial Owners and Management.....    8
     Compliance with Section 16(a) of the Securities Exchange Act.......    9
     Board Meetings, Committees and Attendance..........................    9
     Directors' Compensation............................................   10
     Director and Officer Transactions..................................   11
     Executive Compensation.............................................   12
       Compensation and Benefits Committee Report on
          Executive Compensation........................................   12
       Comparison of Five-Year Cumulative Total Return..................   14
       Compensation Committee Interlocks and Insider Participation......   14
       Executive Compensation Tables....................................   15
          Summary Compensation Table....................................   15
          Stock Option/SAR Grants Table--1995 Grants....................   16
          Aggregated Stock Option/SAR Exercises in 1995 and
            Option/SAR Values as of Year-End 1995.......................   17
          Long-Term Incentive Plan Awards in 1995.......................   17
       Pension and Other Defined Benefit or Actuarial Plans.............   17
       Employment Contracts and Termination of Employment
        Arrangements....................................................   20
     Proposal 2: Appointment of Independent Accountants.................   20
     Proposal 3: Approval of the Corporation's 1996 Long-Term Incentive
      Plan..............................................................   20
     Stockholder Proposals..............................................   23
       Proposal 4: Term Limits for Directors............................   24
       Proposal 5: Endorsement of Efforts of G-7 Ministers..............   24
     Miscellaneous......................................................   26
     Ticket Request.....................................................   27

- --------------------------------------------------------------------------------

                                PROXY STATEMENT

     This Proxy Statement has been prepared on behalf of the Board of Directors by the management of The Chase Manhattan Corporation and is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held on May 21, 1996, and any adjournment thereof. The approximate date on which this Proxy Statement is first being sent to stockholders is April 17, 1996.

     The merger (the "Merger") of The Chase Manhattan Corporation ("Old Chase") with and into Chemical Banking Corporation ("Chemical"), pursuant to an Agreement and Plan of Merger dated August 27, 1995 (the "Merger Agreement"), was effected March 31, 1996 (the "Merger Date"). Upon the Merger, Chemical changed its name to The Chase Manhattan Corporation (the "Corporation"). To the extent appropriate, the information contained in this Proxy Statement includes certain information concerning the two pre-merger entities as well as The Chase Manhattan Bank (National Association) ("Chase Bank") and Chemical Bank, the two principal banking subsidiaries of the Corporation.

     All holders of record of the Corporation's common stock ("Common Stock") as of April 8, 1996, are entitled to vote at the Corporation's Annual Meeting, including holders of certificates representing shares of Chemical common stock and holders of certificates formerly representing Old Chase common stock who have not tendered such stock certificates for exchange. Holders of certificates formerly representing Old Chase common stock who have not tendered their certificates for exchange as of April 8, 1996, are entitled to vote a number of shares equal to the number of whole shares of Common Stock into which such holders' shares of Old Chase common stock were converted pursuant to the Merger Agreement.

     All holders of certificates formerly representing Old Chase common stock, if they have not already done so, are urged to forward their certificates to Chemical Mellon Shareholder Services, L.L.C. using the transmittal forms that have been sent to them. Holders of certificates formerly representing Old Chase common stock will not be paid dividends or distributions declared or made after April 30, 1996 on the Corporation's Common Stock until such certificates are surrendered for exchange. The forwarding of such certificates for exchange will have no affect on the holders' voting rights. Holders of certificates representing Chemical common stock do not need to exchange their certificates as a result of the Merger because those certificates continue to represent an equal number of shares of Common Stock.

     As of April 8, 1996, there were outstanding 434,637,133 shares of Common Stock (excluding shares held in treasury). Each share of Common Stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Shares representing a majority of the votes entitled to be cast by the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order for a quorum to be present.

     The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker nonvotes will not be counted as either "for" or "against" the items being voted on in the tabulation of votes on proposals.

PROPOSAL 1: ELECTION OF DIRECTORS

     One of the purposes of the meeting is the election of twenty Directors, who will constitute the entire Board of Directors of the Corporation as of the Annual Meeting, to hold office until the next Annual Meeting and until their successors are elected and have qualified.

     The election of Directors requires a plurality of the votes cast at the meeting. Shares represented by proxies solicited by the Board of Directors will, unless contrary instructions are given, be voted for the election of the nominees named in the following pages as Directors of the Corporation. If any nominee is unavailable for election, the shares may be voted for the election of such substitute nominee as the Board of Directors of the Corporation may propose or the number of Directors to be elected may be reduced accordingly.

     If a stockholder wishes to withhold authority to vote for any nominee, such stockholder can do so by following the directions set forth on the form of proxy solicited by the Board of Directors or, if such stockholder wishes to vote in person, on the ballot distributed at the Annual Meeting.

     Each nominee is currently a Director of the Corporation. Except as noted, all of the nominees have been continuously employed by their present employers for more than five years. All of the nominees are heavily involved in community and charitable affairs.

     The name of each nominee, the year each first joined the Board of Directors of the Corporation and the Boards of Directors of Old Chase or Manufacturers Hanover Corporation ("MHC"), and each nominee's age as of the date of the Annual Meeting and principal occupation are set forth in the following pages.

INFORMATION REGARDING THE NOMINEES

- --------------------------------------------------------------------------------------------------
                            FRANK A. BENNACK JR. (AGE 63)

                            President and Chief Executive Officer of The Hearst Corporation. In
       [PHOTO OF            addition to serving as a Director of The Hearst Corporation, Mr.
FRANKLIN A. BENNACK JR.]    Bennack is a Director of American Home Products Corporation. He had
                            been a Director of MHC since 1981, became a Director of the
                            Corporation in 1991 and serves on the Audit and Examining Committees and the Governance Committee.
- --------------------------------------------------------------------------------------------------
                            SUSAN V. BERRESFORD (AGE 53)

                            President of The Ford Foundation. Ms. Berresford had been a Director
       [PHOTO OF            of Old Chase since May 1995, became a Director of the Corporation on
  SUSAN V. BERRESFORD]      the Merger Date and serves on the Audit and Examining Committees and the Public Policy and Trust Committee.
- --------------------------------------------------------------------------------------------------
                            M. ANTHONY BURNS (AGE 53)

                            Chairman of the Board, President and Chief Executive Officer of Ryder
                            System, Inc. Mr. Burns is also a Director of J.C. Penney Company, Inc.
       [PHOTO OF            and Pfizer Inc. He had been a Director of Old Chase since 1990 and
   M. ANTHONY BURNS]        became a Director of the Corporation on the Merger Date. Mr. Burns
                            serves as Chairman of the Audit and Examining Committees and is a
                            member of the Governance Committee.
- --------------------------------------------------------------------------------------------------
                            H. LAURANCE FULLER (AGE 57)

                            Chairman of the Board and Chief Executive Officer of Amoco
       [PHOTO OF            Corporation. Mr. Fuller is also a Director of Abbott Laboratories and
    LAURANCE FULLER]        Motorola, Inc. He had been a Director of Old Chase since 1985, became a Director of the Corporation on the Merger Date and serves on the
                            Compensation and Benefits Committee and the Governance Committee.
- --------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------
                            MELVIN R. GOODES (AGE 61)

      [PHOTO OF             Chairman of the Board and Chief Executive Officer of Warner-Lambert
  MELVIN R. GOODES]         Company. Mr. Goodes is also a Director of Ameritech Corporation and
                            Unisys Corporation. He became a Director of the Corporation in 1986 and serves on the Compensation and Benefits Committee and the Public
                            Policy and Trust Committee.
- --------------------------------------------------------------------------------------------------
                            WILLIAM H. GRAY III (AGE 54)

                            President and Chief Executive Officer of the United Negro College
       [PHOTO OF            Fund, Inc. since 1991. Mr. Gray was a member of the United States
   WILLIAM H GRAY III]      House of Representatives from 1979 to 1991. He is also a Director of
                            MBIA Inc., The Prudential Insurance Company of America, Rockwell
                            International Corporation, Union Pacific Corporation, Warner-Lambert
                            Company and Westinghouse Electric Corporation. He had been a Director of Old Chase since 1992 and became a Director of the Corporation on the Merger Date. Mr. Gray serves as Chairman of the Public Policy and
                            Trust Committee and is a member of the Compensation and Benefits
                            Committee.
- --------------------------------------------------------------------------------------------------
                            GEORGE V. GRUNE (AGE 66)

                            Chairman of the DeWitt Wallace-Reader's Digest Fund and the Lila
       [PHOTO OF            Wallace-Reader's Digest Fund. Mr. Grune retired as Chairman and Chief
     GEORGE V. GRUNE]       Executive Officer of The Reader's Digest Association, Inc. in August
                            1994 and served as Chairman of the Board until August 1995. He is also a Director of Avon Products, Inc., CPC International, Inc. and
                            Federated Department Stores, Inc. Mr. Grune became a Director of the
                            Corporation in 1986 and serves on the Audit and Examining Committees and the Public Policy and Trust Committee.
- --------------------------------------------------------------------------------------------------
                            WILLIAM B. HARRISON JR. (AGE 52)

                            Vice Chairman of the Board and Director of the Corporation since 1991.
       [PHOTO OF            Mr. Harrison is responsible for global wholesale banking, including
 WILLIAM B. HARRISON JR.]   private banking. He is also a Director of Dillard Department Stores,
                            Freeport-McMoRan Inc., Freeport-McMoRan Copper & Gold Inc. and McMoRan
                            Oil & Gas Co.
- --------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------
                            HAROLD S. HOOK (AGE 64)

                            Chairman and Chief Executive Officer of American General Corporation.
      [PHOTO OF             Mr. Hook is also a Director of Cooper Industries, Inc., PanEnergy Corp
     HAROLD S. HOOK]        and Sprint Corporation. He became a Director of the Corporation in
                            1987, and serves on the Public Policy and Trust Committee and the Risk
                            Policy Committee.
- --------------------------------------------------------------------------------------------------
                            HELENE L. KAPLAN (AGE 62)

                            Of Counsel to the firm of Skadden, Arps, Slate, Meagher & Flom. Mrs.
      [PHOTO OF             Kaplan is also a Director of The May Department Stores Company,
    HELENE L. KAPLAN]       Metropolitan Life Insurance Company, Mobil Corporation and NYNEX
                            Corporation. She became a Director of the Corporation in 1987. Mrs.
                            Kaplan serves as Chairman of the Risk Policy Committee and is a member of the Governance Committee.
- --------------------------------------------------------------------------------------------------
                            E. MICHEL KRUSE (AGE 52)

                            Vice Chairman of the Board, having served as Vice Chairman of the
      [PHOTO OF             Board and Director of Old Chase since May 1995. Mr. Kruse is
    E. MICHEL KRUSE]        responsible for market and credit risk management, finance, and information and transaction services. He became a Director of the
                            Corporation on the Merger Date.
- --------------------------------------------------------------------------------------------------
                            THOMAS G. LABRECQUE (AGE 57)

                            President and Chief Operating Officer of the Corporation, having
      [PHOTO OF             served as Chairman of the Board and Chief Executive Officer of Old
  THOMAS G. LABRECQUE]      Chase since 1990. He became a Director of the Corporation on the
                            Merger Date, having been a Director of Old Chase since 1980. Mr.
                            Labrecque is also a Director of Pfizer Inc.
- --------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------
                            J. BRUCE LLEWELLYN (AGE 68)

                            Chairman of the Boards of The Philadelphia Coca-Cola Bottling Company,
      [PHOTO OF             The Coca-Cola Bottling Company of Wilmington, Inc. and Queen City
   J. BRUCE LLEWELLYN]      Broadcasting, Inc. Mr. Llewellyn is a Director of Coors Incorporated
                            and Essence Magazine. He had been a Director of MHC since 1989, became a Director of the Corporation in 1991 and serves on the Compensation and Benefits Committee and the Public Policy and Trust Committee.
- --------------------------------------------------------------------------------------------------
                            EDWARD D. MILLER (AGE 55)

                            Senior Vice Chairman of the Board with responsibility for merger
      [PHOTO OF             integration, regional banking, nationwide consumer services,
    EDWARD D. MILLER]       technology and operations, and administration. Mr. Miller was
                            President of the Corporation from 1994 to the Merger Date, after serving as Vice Chairman of the Board from 1991. From 1988 until the
                            MHC Merger, he served as Vice Chairman and a Director of MHC. He became a Director of the Corporation in 1991. Mr. Miller is also a
                            Director of The Brooklyn Union Gas Company.
- --------------------------------------------------------------------------------------------------
                            EDMUND T. PRATT JR. (AGE 69)

                            Chairman Emeritus of Pfizer Inc. since 1992, after serving as Chairman
      [PHOTO OF             of the Board of that company from 1972 and as its Chief Executive
  EDMUND T. PRATT JR.]      Officer from 1972 to 1991. Mr. Pratt continues as a Director of
                            Pfizer, and is also a Director of General Motors Corporation, Hughes
                            Electronics Corporation, International Paper Company and Minerals
                            Technologies Inc. He had been a Director of Old Chase since 1974, became a Director of the Corporation on the Merger Date and serves on the Audit and Examining Committees and the Public Policy and Trust
                            Committee.
- --------------------------------------------------------------------------------------------------
                            HENRY B. SCHACHT (AGE 61)

                            Chairman of the Board and Chief Executive Officer of Lucent
     [PHOTO OF              Technologies Inc., the new communications, systems and technology
  HENRY B. SCHACHT]         company of AT&T Corp., since February 1996, having served as
                            "designate" since September 1995. He was Chairman of the Executive
                            Committee of Cummins Engine Company, Inc. from February to November
                            1995, after serving as Chairman of the Board from 1977 to 1995 and as
                            Chief Executive Officer from 1973 to 1994. Mr. Schacht continues as a
                            Director of Cummins Engine Company and is also a Director of Aluminum
                            Company of America. He had been a Director of Old Chase since 1982, became a Director of the Corporation on the Merger Date and serves on the Governance Committee and the Risk Policy Committee.
- --------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------
                            WALTER V. SHIPLEY (AGE 60)

                            Chairman of the Board and Chief Executive Officer of the Corporation
       [PHOTO OF            1983-1992 and 1994 to the present. Mr. Shipley is also a Director of
    WALTER V. SHIPLEY]      Champion International Corporation, NYNEX Corporation and The Reader's
                            Digest Association, Inc. He became a Director of the Corporation in
                            1982.
- --------------------------------------------------------------------------------------------------
                            ANDREW C. SIGLER (AGE 64)

                            Chairman of the Board and Chief Executive Officer of Champion
       [PHOTO OF            International Corporation. Mr. Sigler is also a Director of
    ANDREW C. SIGLER]       AlliedSignal Inc., Bristol-Myers Squibb Company and General Electric
                            Company as well as a member of the Board of Trustees for Dartmouth
                            College. He became a Director of the Corporation in 1979. He serves as
                            Chairman of the Governance Committee and is a member of the Risk
                            Policy Committee.
- --------------------------------------------------------------------------------------------------
                            JOHN R. STAFFORD (AGE 58)

                            Chairman, President and Chief Executive Officer of American Home
       [PHOTO OF            Products Corporation. Mr. Stafford is also a Director of AlliedSignal
    JOHN R. STAFFORD]       Inc., Metropolitan Life Insurance Company and NYNEX Corporation. He
                            had been a Director of MHC since 1982 and became a Director of the
                            Corporation in 1991. He serves as Chairman of the Compensation and
                            Benefits Committee and is a member of the Governance Committee.
- --------------------------------------------------------------------------------------------------
                            MARINA V.N. WHITMAN (AGE 61)

                            Professor of Business Administration and Public Policy, University of
       [PHOTO OF            Michigan. Prior to her appointment at the University of Michigan in
   MARINA V.N. WHITMAN]     1992, Dr. Whitman was Vice President and Group Executive of General
                            Motors Corporation. She is also a Director of Aluminum Company of
                            America, Browning-Ferris Industries, Inc., The Procter & Gamble
                            Company and Unocal Corp. Dr. Whitman had been a Director of MHC since
                            1973, became a Director of the Corporation in 1991 and serves on the
                            Public Policy and Trust Committee and the Risk Policy Committee.
- --------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of December 31, 1995, each Director-nominee, each executive officer named in the Summary Compensation Table and all Directors and executive officers as a group, unless otherwise noted, beneficially owned the number of shares of Common Stock set forth in the following table. Shares of common stock of Old Chase held as of such date were deemed converted into shares of Common Stock in accordance with the Merger Agreement. Unless otherwise indicated, each of the named individuals and each person in the group has sole voting power and sole investment power with respect to the shares shown. These shares, which include shares of Common Stock currently subject to acquisition, represent less than 1% of the outstanding Common Stock.

                                          Amount and Nature of
         Name of Individual              Beneficial Ownership(a)
- -------------------------------------    -----------------------
Frank A. Bennack Jr.                             1,356
Susan V. Berresford                                104
M. Anthony Burns                                 1,948
H. Laurance Fuller                               7,839
Melvin R. Goodes                                 2,600
William H. Gray III                              2,215
George V. Grune                                  2,639
William B. Harrison Jr.                        323,518(b)(c)
Harold S. Hook                                  36,316(d)
Helene L. Kaplan                                 2,400
E. Michel Kruse                                113,100(b)
Thomas G. Labrecque                            634,105(b)
William C. Langley                             134,877(b)(c)
J. Bruce Llewellyn                               8,695
Edward D. Miller                               304,536(b)(c)
Edmund T. Pratt Jr.                             45,972
Henry B. Schacht                                 2,704
Walter V. Shipley                              639,939(b)(c)
Andrew C. Sigler                                 2,675
John R. Stafford                                 4,921(e)
Peter J. Tobin                                 175,940(b)(c)
Marina v.N. Whitman                              2,268
All Directors and executive officers
  as a group (37 persons)                    2,807,354

- ---------------
(a) The amounts reported include shares of Common Stock, receipt of which has been deferred under deferred compensation plan arrangements as follows: Mr. Burns 1,844 shares; Mr. Fuller 2,443 shares; Mr. Gray 1,219 shares; Mr. Grune 345 shares; Mr. Harrison 28,950 shares; Mr. Hook 1,635 shares; Mr. Llewellyn 826 shares; Mr. Miller 22,301 shares; Mr. Pratt 2,443 shares; Mr. Schacht 2,443 shares; Mr. Shipley 57,715 shares; Mr. Stafford 608 shares; and all Directors and executive officers as a group 144,945 shares.

     The amounts reported also include the number of units of Common Stock equivalents held by certain Directors under deferred compensation arrangements, entitling each such Director, upon retirement, to receive a cash payment for each unit equal to the fair market value at that time of a share of Common Stock as follows: Mr. Fuller 1,236 units; Mr. Gray 476 units; Mr. Hook 16,427 units; Mr. Llewellyn 5,155 units; Mr. Pratt 43,321 units; Mr. Stafford 1,889 units; and all Directors as a group 98,039 units.

(b) The amounts reported include shares of Common Stock which as of December 31, 1995 could be acquired within 60 days through the exercise of stock options and/or stock appreciation rights ("SARs") as follows: Mr. Harrison 237,500 shares; Mr. Kruse 66,869 shares; Mr. Labrecque 453,891 shares; Mr. Langley 97,178; Mr. Miller 213,307 shares; Mr. Shipley 450,750 shares; and Mr. Tobin 139,554 shares. The amounts reported also include shares of Common Stock which may be received at the end of a restricted period as a result of awards of restricted stock and/or restricted stock units as follows: Mr. Harrison 12,500 shares; Mr. Kruse 19,760 shares; Mr. Labrecque 67,912 shares; Mr. Langley 4,213 shares; Mr. Miller 15,855 shares; Mr. Shipley 20,000 shares; and Mr. Tobin 6,107 shares.

(c) The amounts reported include shares of Common Stock allocated to accounts under a Section 401(k) plan as follows: Mr. Harrison 5,140 shares; Mr. Langley 13,852 shares; Mr. Miller 16,601 shares; Mr. Shipley 25,589 shares; and Mr. Tobin 8,545 shares.

(d) The amount reported includes beneficial ownership of 92 shares of Common Stock owned through a controlled corporation. The amount reported also includes shares of Common Stock which could be acquired through the exercise of warrants to purchase an additional 333 shares of Common Stock.

(e) The amount reported includes 300 shares of Common Stock owned by Mr. Stafford's spouse as to which Mr. Stafford disclaims beneficial ownership.

     As of December 31, 1995, none of the Directors or executive officers of the Corporation beneficially owned shares of preferred stock of Chemical or Old Chase.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, Directors and persons who own more than ten percent of a registered class of the Corporation's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These Reporting Persons are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4 and 5 they file with the SEC and the NYSE.

     Based solely on the Corporation's review of the copies of the Forms it has received and written representations from certain Reporting Persons, the Corporation believes that all of its Reporting Persons complied with all filing requirements applicable to them with respect to transactions during fiscal year 1995.

BOARD MEETINGS, COMMITTEES AND ATTENDANCE

     In the following discussion of Board and committee meetings, reference to the Corporation in 1995 should be deemed reference to Chemical. In 1995, thirteen meetings of the Board of Directors of the Corporation were held. During 1995, each Director-nominee who was prior to the Merger a Director of Chemical and each Director-nominee who was prior to the Merger a Director of Old Chase attended 75% or more of the aggregate number of the respective Board meetings and meetings of the committees of which such Director was a member. It should be noted that the Corporation's Directors discharge their responsibilities throughout the year not only at such Board and committee meetings, but through personal meetings and other communications, including considerable telephone contact, with the Chairman and others regarding matters of interest and concern to the Corporation.

     The Audit and Examining Committees of the Boards of Directors of the Corporation and Chemical Bank met ten times in 1995. The functions of the Committees are to examine the affairs of the Corporation, Chemical Bank and, commencing with the Merger, Chase Bank as the Committees deem necessary, and to report the results to the Boards of Directors. Their duties include the annual review of the audit services provided by the independent accountants and the making of recommendations to the Boards of Directors with respect to the selection of independent accountants.

     The Compensation and Benefits Committee of the Board of Directors of the Corporation met five times in 1995. Its functions are to determine the compensation and benefits policies and procedures of the Corporation. No member of the Compensation and Benefits Committee may be an executive officer of the Corporation and no executive officer of the Corporation may be a member of the parallel committee of a corporation of which any of the Corporation's outside Directors is an officer or director. No executive officer of the Corporation is a Director of another entity having an executive officer who is a member of the Compensation and Benefits Committee.

     The Governance Committee of the Board of Directors of the Corporation met twice in 1995. Prior to the Merger, the Governance Committee was known as the Nomination and Board Affairs Committee. The functions of the Committee include the authority to consider and recommend to the Board of Directors nominees for election to the Board of Directors and to counsel on other Board related matters. The Governance Committee will consider any written recommendations by stockholders for nominees for election to the Board mailed to the attention of the Secretary of the Corporation.

     The Public Policy and Trust Committee of the Board of Directors of the Corporation met twice in 1995. Prior to the Merger, the Public Policy and Trust Committee was known as the Public Policy Committee. The Committee reviews charitable and community oriented activities of the Corporation and its subsidiaries. The Committee makes specific recommendations regarding projects undertaken to improve the communities served by Chemical Bank and, since the Merger, Chase Bank. The Public Policy and Trust Committee also reviews the community reinvestment activities of the Corporation and its subsidiaries. Since the Merger, the Committee has also assumed responsibility for reviewing the trust, other fiduciary and investment advisory activities of the subsidiaries of the Corporation.

     The Risk Policy Committee of the Board of Directors of the Corporation was formed in May 1995 and met five times during 1995. The Risk Policy Committee's purpose is to act in a general advisory and consultative capacity in respect to the activities of the Corporation that give rise to credit risk and market risk; to be fully apprised of these risks; to set a general risk management mandate to govern these activities; to regularly re-evaluate the risk exposure of the Corporation, its risk tolerance and the established mandate; and to review and, where appropriate, approve policies to control risk exposure.

DIRECTORS' COMPENSATION

     Directors who are officers of the Corporation do not receive any fees for their services as Directors. Each outside Director receives an annual retainer in the form of $25,000 cash and 500 shares of Common Stock, in addition to $1,250 for each meeting of the Board of Directors attended. The Chairman and members, respectively, of the Audit and Examining Committees, the Compensation and Benefits Committee and the Risk Policy Committee each receives an additional fee of $16,000 and $8,000 per year. The Chairman and members, respectively, of the Governance Committee and the Public Policy and Trust Committee each receives an additional fee of $10,000 and $5,000 per year. Members of all committees of the Board of Directors of the Corporation, Chemical Bank and Chase Bank receive fees of $1,250 for each committee meeting attended, provided that only one fee is paid for attendance at meetings of Committees that serve both the Corporation and the banks. During 1995, outside Directors of the Corporation were included in a group term life insurance policy and in a group accident insurance policy for which the Corporation paid average premiums of approximately $1,700 per Director. Directors may also elect to participate in the Corporation's medical insurance coverage, with the cost of such coverage paid by the Director.

     Outside Directors of the Corporation are eligible to defer their fees under deferred compensation arrangements. Prior to the beginning of each year or, if later, the commencement of service as a Director, each eligible Director may elect to defer all or a specified portion of his or her cash compensation during such year or all stock compensation or both. The right to receive future payments under deferred compensation arrangements is an unsecured claim against the general assets of the Corporation.

     The Board of Directors has determined that, as of the date of the 1996 Annual Meeting, the Corporation will no longer grant benefits under the Post-Retirement Compensation Plan for Non-Employee Directors (the "Post-Retirement Compensation Plan"). Under the Post-Retirement Compensation Plan, outside Directors who retire from, or otherwise cease to be a member of, the Board after completing ten years of service are entitled to receive the dollar value of such Director's annual retainer at the time the Director leaves the Board, set and fixed for life. In lieu of this, Directors elected at the 1996 Annual Meeting will receive units of Common Stock equivalents, in an amount that is the actuarial equivalent of the amount that would have been due to such Directors upon their retirement, assuming the Directors had completed the vesting period.

Following termination of their service on the Board, such Directors will be entitled to receive cash in an amount equal to the then-current value of such units.

DIRECTOR AND OFFICER TRANSACTIONS

     The Corporation's subsidiaries have made loans and extended credit, and expect in the future to make loans and extend credit, in the ordinary course of business to the Directors and officers of the Corporation and their associates, including corporations of which a Director of the Corporation is a director, officer or both, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. No such loans or extensions of credit are nonperforming. All such loans involve only the normal risk of collectibility and are not otherwise unfavorable.

     In the ordinary course of business, the Corporation and its subsidiaries use the products or services of a number of organizations with which Directors of the Corporation are or were affiliated as officers or directors and Mrs. Kaplan is Of Counsel to a law firm that the Corporation utilizes for certain legal services. Management believes that such transactions were on terms that were at least as favorable to the Corporation or the subsidiaries of the Corporation involved as would have been available from unaffiliated parties. It is expected that the Corporation and its subsidiaries will in the future have transactions with organizations with which Directors of the Corporation are affiliated as officers or directors.

                             EXECUTIVE COMPENSATION

COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee, which consists solely of disinterested outside Directors, administers the compensation and benefits programs of the Corporation and its subsidiaries and determines the compensation of senior management.

The Corporation's compensation strategy is to (1) emphasize variable and performance-based pay over fixed and salary-based pay and (2) align the interests of senior management and the Corporation's stockholders through the use of long term equity-based pay.

The overall program is designed to attract, retain and motivate top quality and experienced professionals, recognizing the diversity of market influences among the various businesses in which the Corporation chooses to compete. Accordingly, one of the program's objectives is to provide cash and stock compensation levels which are competitive with various peer groups comprised of financial institutions in each of various businesses and markets in which the Corporation competes.

Inasmuch as every financial institution does not compete in every marketplace or with the same grouping of financial services and products, peer groups will differ for each of the businesses headed by members of the senior management team and, therefore, cannot be compared against the complete list of institutions which make up the Keefe, Bruyette & Woods (KBW) 50 and the KBW Money Center Banks Indices, which are used in the Performance Graph below.

In 1994 the Corporation's stockholders approved the Key Executive Performance Plan ("KEPP") which will allow the Corporation a tax deduction for the compensation costs of its Chief Executive Officer and the Corporation's other four most highly compensated executive officers in excess of $1 million annually under the 1993 amendments to the Internal Revenue Code. In administering this plan, the Compensation Committee will promote its policy of maximizing corporate tax deductions, wherever feasible. KEPP requires that the Compensation Committee prescribe an objective formula pursuant to which a pool of funds (i.e., "bonus pool") will be created for that year. Coincident with the establishment of the bonus pool, the Compensation Committee is also required to allocate to each participant a share of such bonus pool. These individual allocations represent a limitation on the amount of incentive compensation (that is, annual performance bonuses and grants of stock-based awards other than options made under the Corporation's Long-Term Stock Incentive Plan) and do not represent a target award. In addition, there is a further limitation that no participant may receive an award under KEPP in excess of .002 of the Corporation's income before income tax expense, extraordinary items and the effect of accounting changes for the relevant calendar year (as reflected in the Corporation's Consolidated Statement of Income) plus 50% of an amount carried over from the prior plan year. The Compensation Committee retains the discretion to reduce these formula-determined amounts based on its evaluation of other factors. Such other factors include: (a) the Corporation's strategic progress and profit performance including income tax expense, net income and return on equity relative to the Corporation's profit plan, (b) the performance of each executive's business group relative to the business group's profit plan, (c) the organizational role, current performance and future potential of the individual executive and (d) a review of the ranges of competitive practice by and performance of the applicable peer groups.

CASH COMPENSATION: Cash compensation includes base salary and an annual performance bonus. The base salary of each member of senior management is set at an amount within a predetermined salary range which reflects the level of responsibility and competitive salaries paid to similarly situated executives in a peer group consisting of six other United States bank holding companies. The exact amount paid to each executive is a function of performance, level of experience and the desire of the Corporation to emphasize variable compensation rather than salary-based compensation. In general, these base salaries are reviewed no more frequently than every 24 months.

Annual performance bonuses, which are awarded on a discretionary basis by the Committee, reflect the degree of success achieved in the attainment of corporate, business unit and individual performance goals as well as competitive market data and trends within the appropriate peer group. Performance measures used in determining incentive awards would include qualitative as well as quantitative measures. While the measures used may differ from year to year, examples of quantitative measures would include income before income tax expense, return on common equity, earnings per share growth, loan charge-offs and the ratio of non-performing assets to total assets and efficiency ratio (i.e. noninterest expense as a percentage of total net interest income and noninterest revenue). Qualitative measures would include the Committee's assessment of the executives' achievements in carrying out the Corporation's mission statement. While 1995 awards were discretionary, the Committee gave primary consideration to the Corporation's income before income tax expense and the efficiency ratio.

Individual awards to members of the Office of the Chairman (i.e., Messrs. Shipley, Miller and Harrison) are based solely on corporate performance. With respect to other members of the Management Committee, 50% of their individual awards reflects their personal performance and that of their business units and 50% reflects the performance of the Corporation. The Corporation's annual incentive program incorporates a mandatory deferral component whereby a portion of each bonus award which exceeds a certain amount is deferred and paid out over a multi-year payment schedule or at retirement, if sooner. The deferred amount is subject to forfeiture provisions to further link senior management to longer term stockholder horizons.

STOCK COMPENSATION: The primary objective of the long-term stock compensation program is to link the interests of senior management and stockholders through the grant of significant annual equity awards to members of senior management. Targeted award ranges are based on award practices of a peer group consisting of six other United States bank holding companies, while actual awards reflect an individual's current and expected contribution to the success of the Corporation. From time to time, the Committee is updated with information by independent consultants to ensure that the program continues to be competitive and meets its stated objectives. During 1995, shares of restricted stock (or, for a few executives, restricted stock units) were granted as well as options in order to align total compensation with competitive practice. The restricted stock and units vest when the Corporation's common stock price reaches and sustains targeted prices for ten consecutive business days. In the event that the first target was not attained before January 1, 2000, one half of the 1995 awards would vest on that date and the remaining one half would be forfeited. An independent consultant assisted in developing this award program and confirmed that targeted award levels are within the median range of the peer group's long term incentive plan award granting practices.

1995 COMPENSATION ACTIONS: While competitive compensation data is not yet available for the 1995 calendar year, it is believed that based upon year-to-year trends, the total compensation levels awarded to executive officers -- base, bonus and option awards -- fall between the 50th and 75th percentiles of the applicable peer groups. The 1995 awards of restricted stock, restricted stock units and options were based on an independent consultant's analysis of long-term incentive award practices within the peer group as well as the Committee's assessment of each individual's contribution to the Corporation's success.

In keeping with the Corporation's strategy of maintaining stable base compensation and emphasizing variable reward opportunities, Mr. Shipley did not receive an increase in base salary in 1995. The Compensation Committee last granted Mr. Shipley an increase in base salary to $850,000 effective January 1, 1994 in recognition of his promotion to Chairman and Chief Executive Officer on that date. This increase was the first granted to Mr. Shipley since May 1990.

For 1995, the Compensation Committee, with the approval of the Board of Directors, awarded Mr. Shipley a discretionary cash performance bonus of $2,400,000 (a portion of which was mandatorily deferred pursuant to the Corporation's annual bonus plan). This award reflects the achievement of an 18% increase in before tax income, a continued improvement in credit quality and the overall risk profile of the Corporation and an improvement in the Corporation's efficiency ratio, to 59.4% compared with 63.4% in 1994. Before tax income was $2,976 million compared to $2,520 million before a $308 million restructuring charge in 1994. During 1995, non-performing assets declined 20%, or $233 million. Mr. Shipley had been awarded $1.65 million for 1994 and $1.5 million for 1993 performance.

In June 1995, the Compensation Committee, with the approval of the Board of Directors, awarded Mr. Shipley 40,000 restricted stock units and options to purchase 120,000 shares of Common Stock with an exercise price per share of $47.3125 (the average market price per share of the Common Stock on the date of grant). As mentioned above, the restricted stock units will vest when the Common Stock price reaches and sustains targeted prices for ten consecutive business days. In the event that the first target was not attained before January 1, 2000, one-half of the 1995 award would vest on that date and the remaining one-half would be forfeited. Two of the three targeted prices set for restricted stock units awarded in 1995 and 1994 were attained during 1995. The options vest pro-rata over a three year period or, if earlier, upon retirement if such retirement commences at least one year after the options were awarded.

Dated as of March 19, 1996

                                          COMPENSATION AND BENEFITS COMMITTEE
                                          Michel C. Bergerac
                                          Melvin R. Goodes
                                          J. Bruce Llewellyn
                                          John R. Stafford (Chairman)
                                          Richard D. Wood

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

      MEASUREMENT PERIOD                                                               KBW MONEY
    (FISCAL YEAR COVERED)         THE CORPORATION       S&P 500         KBW 50       CENTER BANKS
          1990                          100.00          100.00          100.00          100.00
          1991                          207.75          130.47          158.27          162.74
          1992                          390.69          140.41          201.68          228.91
          1993                          419.44          154.58          212.85          278.96
          1994                          392.24          156.60          201.99          275.59
          1995                          661.89          214.86          323.62          448.23

* Assumes $100 invested on December 31, 1990. Total return assumes reinvestment of dividends.

Note: Total returns based on market capitalization.

COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Benefits Committee at the time the above report was adopted was comprised of the above-named outside Directors. No Director who served as a member of the Compensation and Benefits Committee was a party to any reportable interlock during 1995. Two of the members of such Committee received loans from Chemical Bank in 1995. Such loans were made in the ordinary course of business on substantially the same terms as those prevailing for comparable transactions with others.

EXECUTIVE COMPENSATION TABLES

                         SUMMARY COMPENSATION TABLE(1)

                                                                                      Long-Term Compensation
                                                                            ------------------------------------------
                                                                                      Awards
                                                                            ---------------------------
                                                                                            Securities       Payouts
                                                                            Restricted      Underlying      ----------
                                               Annual Compensation            Stock          Options/          LTIP
                                           ----------------------------       Awards       SARs Granted      Payouts
 Name and Principal Position      Year     Salary($)(2)     Bonus($)(2)       ($)(3)           (#)            ($)(4)
- ------------------------------    ----     ------------     -----------     ----------     ------------     ----------
Walter V. Shipley                 1995       $850,000       $2,400,000      $  946,250        120,000       $1,267,500
  Chairman and Chief              1994        846,154        1,650,000         778,750        120,000                0
  Executive Officer               1993        750,000        1,500,000               0         90,000                0
Thomas G. Labrecque               1995        870,000        2,600,000       1,289,062         52,000        3,000,000
  President                       1994        820,000        2,600,000               0         41,600                0
                                  1993        750,000        1,500,000               0         41,600        1,800,000
Edward D. Miller                  1995        700,000        1,750,000         709,688         90,000          950,625
  Senior Vice Chairman            1994        696,154        1,175,000         584,063         90,000                0
                                  1993        600,000        1,050,000               0         75,000                0
William B. Harrison Jr.           1995        600,000        1,600,000         591,406         75,000          792,188
  Vice Chairman                   1994        596,154        1,150,000         486,719         75,000                0
                                  1993        500,000        1,050,000               0         75,000                0
E. Michel Kruse                   1995        545,417        1,100,000         516,625         20,800        1,000,000
  Vice Chairman                   1994        325,000          750,000               0         15,600                0
                                  1993        300,000          450,000               0         10,400          300,000
Peter J. Tobin                    1995        400,000          650,000         283,875         36,000          364,406
  Chief Financial Officer         1994        398,077          525,000         214,156         33,000                0
                                  1993        350,000          450,000               0         40,000                0
William C. Langley                1995        325,000          550,000         165,594         21,000          221,813
  Executive Vice President        1994        325,000          500,000         136,281         21,000                0
                                  1993        316,346          400,000               0         30,000                0


                                 All Other
                                Compensation
 Name and Principal Position       ($)(5)
- ------------------------------  ------------
Walter V. Shipley                 $  6,000
  Chairman and Chief                 6,000
  Executive Officer                  8,994
Thomas G. Labrecque                 38,613
  President                         36,430
                                    37,491
Edward D. Miller                     6,000
  Senior Vice Chairman               6,000
                                     8,994
William B. Harrison Jr.              6,000
  Vice Chairman                      6,000
                                     8,994
E. Michel Kruse                     28,994
  Vice Chairman                     17,311
                                    16,067
Peter J. Tobin                       6,000
  Chief Financial Officer            6,000
                                     8,994
William C. Langley                   6,000
  Executive Vice President           6,000
                                     8,994

- ---------------
(1) The Summary Compensation Table sets forth the compensation for each of the previous three years to Chemical's Chief Executive Officer and each of its four highest paid executive officers at December 31, 1995. The Table also sets forth, for informational purposes, the compensation paid by Old Chase for the previous three years to Messrs. Labrecque and Kruse who became Executive Officers of the Corporation at the Merger Date.

(2) Includes amounts paid or deferred for each respective year.

(3) In the case of Messrs. Shipley, Miller, Harrison, Tobin and Langley, restricted stock units awarded in 1995 were to vest upon the earlier to occur of January 1, 2000 or when the price of the Common Stock was at least $55 for at least 10 consecutive business days. Such units vested during 1995 when the price of the Common Stock exceeded the target price.

    In the case of Messrs. Labrecque and Kruse, the awards were made under Old Chase's 1994 Long-Term Incentive Plan, and the share amounts shown give effect to the conversion terms specified in the Merger Agreement. Such amounts vest in equal annual installments on each of the third, fourth and fifth anniversaries of the date of grant.

    All awards reported consist of restricted stock units which were subject to certain vesting requirements relating to continued employment and are valued as of their date of grant. Dividend equivalents are payable on all restricted stock units.

    The total restricted stock and/or units held and their aggregate market value as of December 29, 1995 (including those restricted stock units reflected in the Long-Term Incentive Plan Awards Table) were as follows:
    Messrs. Shipley: 20,000 ($1,175,000), Labrecque: 67,912 ($3,989,830),
    Miller: 15,855 ($931,481), Harrison: 12,500 ($734,375), Kruse: 19,760
    ($1,160,900), Tobin: 6,107 ($358,786) and Langley: 4,213 ($247,514).

(4) The 1995 payments to Messrs. Shipley, Miller, Harrison, Langley and Tobin represent payouts of restricted stock granted in 1994 and in 1995 and subject to vesting based on the attainment of stock price targets by 1999 and 2000, which targets were met in 1995. The 1995 payments to Messrs. Labrecque and Kruse reflect cash payments made under the Three Year Arrangement for Certain Executive Officers, a plan approved by the stockholders of Old Chase and similar in structure to the plans in effect at Chemical, based on the attainment of certain stock price targets by 1996, which targets were met in 1995. The foregoing payments would have been forfeited if the price of the Common Stock (in the case of Messrs. Labrecque and Kruse, the price of Old Chase common stock) had not achieved the respective price targets prior to the end of the respective performance periods.

(5) Principally includes employer contributions under Section 401(k) plans and related defined contribution plans.

                   STOCK OPTION/SAR GRANTS TABLE--1995 GRANTS

                                          % of Total
                              # of       Options/SARs                               Potential Realizable Value at
                           Securities      Granted      Exercise                  Assumed Annual Rate of Stock Price
                           Underlying       to All       or Base                 Appreciation for Option Term (1)(2)
                          Options/SARs    Employees       Price     Expiration   ------------------------------------
          Name              Granted        in 1995      ($/Share)      Date      0%          5%             10%
         -----            ------------   ------------   ---------   ----------   ---   --------------  --------------
Walter V. Shipley             120,000(3)     3.84%      $47.3125      6/20/05    $0    $    3,570,549  $    9,048,473
Thomas G. Labrecque(4)         52,000          --        33.0529      1/18/05     0         1,080,913       2,739,246
Edward D. Miller               90,000(3)     2.88        47.3125      6/20/05     0         2,677,912       6,786,355
William B. Harrison Jr.        75,000(3)     2.40        47.3125      6/20/05     0         2,231,593       5,655,296
E. Michel Kruse(4)             20,800          --        33.0529      1/18/05     0           432,365       1,095,698
Peter J. Tobin                 36,000(3)     1.15        47.3125      6/20/05     0         1,071,165       2,714,542
William C. Langley             21,000(3)     0.67        47.3125      6/20/05     0           624,846       1,583,483
All Common Stockholders            --          --        58.7500          N/A     0    16,056,670,000  40,690,755,000

- ---------------

(1) Net gains from potential stock option exercises are estimated based on the SEC-provided assumed rates of stock price appreciation over the option's term and are not intended to forecast possible future appreciation of the Common Stock. THE ACTUAL NET GAINS, IF ANY, ARE DEPENDENT ON THE ACTUAL FUTURE PERFORMANCE OF THE COMMON STOCK AND OVERALL STOCK MARKET CONDITIONS. THERE CAN BE NO ASSURANCE THAT THE ASSUMED RATES OF STOCK PRICE APPRECIATION UTILIZED IN CALCULATING THE AMOUNTS REFLECTED IN THESE COLUMNS WILL BE ACHIEVED.

(2) For "All Common Stockholders", the gain is calculated from the closing price of Common Stock on December 29, 1995, $58.75, based on the outstanding shares of Common Stock on that date after giving effect to the Merger. No gain to the executives to whom stock options have been granted is possible without an increase in the Common Stock price. An increase in the Common Stock price will benefit stockholders and executives commensurately.

(3) All nonqualified stock options; no SARs were granted to any employee during 1995. Options become exercisable in 33 1/3% installments on each of June 20, 1996, 1997 and 1998.

(4) Information presented for Messrs. Labrecque and Kruse is for informational purposes only and is with respect to Old Chase's nonqualified stock options for its fiscal year ended December 31, 1995, giving effect to the conversion terms specified in the Merger Agreement. No SARs were granted. Such options will become exercisable one year after the date of grant. Options awarded to Messrs. Labrecque and Kruse were awarded under the 1994 Long-Term Incentive Plan of Old Chase and therefore no figure is given for the awards as a percentage of awards to all employees, which refers to Chemical employees.

               AGGREGATED STOCK OPTION/SAR EXERCISES IN 1995 AND
                     OPTION/SAR VALUES AS OF YEAR-END 1995

                                                            Number of Securities
                                                           Underlying Unexercised             Value of Unexercised
                             Shares                             Options/SARs                In-the-Money Options/SARs
                           Acquired on      Value          as of December 31, 1995         as of December 31, 1995(1)
                            Exercise       Realized     -----------------------------     -----------------------------
         Name                (#)(2)          ($)        Exercisable     Unexercisable     Exercisable     Unexercisable
         ----              -----------     --------     -----------     -------------     -----------     -------------
Walter V. Shipley                  0              0       420,750          230,000        $13,379,313      $ 3,499,375
Thomas G. Labrecque(3)        20,616       $352,723       401,891           52,000         13,818,906        1,336,249
Edward D. Miller               2,850         51,141       188,307          175,000          5,086,131        2,669,688
William B. Harrison Jr.            0              0       212,500          150,000          6,302,375        2,300,000
E. Michel Kruse(3)             1,700         21,613        46,069           20,800          1,339,631          534,500
Peter J. Tobin                 1,140         12,791       139,554           71,334          3,602,264        1,055,969
William C. Langley             2,280         40,627        97,178           45,000          2,537,833          673,813

- ---------------
(1) Value based on $58.75 closing price of a share of Common Stock on December 29, 1995.

(2) The majority of option exercises were in connection with options expiring within one year of their scheduled expiration dates.

(3) Information presented for Messrs. Labrecque and Kruse is for informational purposes only and is with respect to Old Chase for its fiscal year ended December 31, 1995, giving effect to the conversion terms specified in the Merger Agreement.

                    LONG-TERM INCENTIVE PLAN AWARDS IN 1995

                                                                           Estimated Future Payouts Under
                             Number of       Performance Period Until      Non-Stock Price Based Plans(#)
        Name(1)             Shares(#)(2)       Maturation or Payout        at a Common Stock Price of $65
        -------             ------------     ------------------------     ---------------------------------
Walter V. Shipley              20,000           6/20/95 - 12/31/99                      10,000
Edward D. Miller               15,000           6/20/95 - 12/31/99                       7,500
William B. Harrison Jr.        12,500           6/20/95 - 12/31/99                       6,250
Peter J. Tobin                  6,000           6/20/95 - 12/31/99                       3,000
William C. Langley              3,500           6/20/95 - 12/31/99                       1,750

- ---------------
(1) Messrs. Labrecque and Kruse were not officers of Chemical during 1995 and accordingly did not participate in Plan awards.

(2) One half of the restricted stock units shown vested on October 11, 1995 in accordance with their terms when the price of the Common Stock exceeded $60 for 10 consecutive days. The value of such shares is included in the Summary Compensation Table under the heading "LTIP Payouts ($)." The remainder of the restricted stock units shown vested on February 12, 1996, in accordance with their terms when the price of the Common Stock exceeded $65 for 10 consecutive business days. All of the restricted stock units shown would have been forfeited if their target prices had not been achieved prior to January 1, 2000.

PENSION AND OTHER DEFINED BENEFIT OR ACTUARIAL PLANS

     In connection with the Merger, the Corporation is in the process of creating common employee benefit plans, including a common retirement plan. Until a new plan is established, the retirement plans described below remain in effect with respect to employees covered by those plans.

Plans of Chemical

     Chemical Bank's Retirement Plan (the "Chemical Retirement Plan") provides retirement benefits to eligible employees of participating employers, which include the Corporation and certain other affiliates of

Chemical Bank. Benefits under the Chemical Retirement Plan generally become vested after five years of service.

     The Chemical Retirement Plan, as amended, provides for benefits pursuant to both a cash balance feature and a final average pay feature for salaried staff members who have at least one year of service. Under the cash balance feature, the accrual of benefits for years of service is expressed in terms of quarterly credits to a bookkeeping account made at a rate of 3% of eligible base salary for Participants with less than six years of service, 4% for Participants with service between six and 10 years, 5% for Participants with service between 11 and 20 years and 6% for Participants with service of 21 years or more. (The accounts receive quarterly interest credits at a rate established at the beginning of each Plan year.) The credits to the account will be converted into annuity benefits or distributed as a single sum payment after termination of employment.

     The final average pay feature provides for accrual of benefits equal to one percent of a participant's final average pay for each year of participation after December 31, 1992, payable in the form of a life annuity at age 65. Final average pay is the highest average base salary received in any five consecutive 12-month periods during the last 10 years of service. If a participant has attained age 55 and terminates employment with at least 10 years of service, such participant may elect to receive a reduced benefit commencing at any time after attaining such age.

     Certain benefits accrued under the Chemical Retirement Plan (or the Retirement Plan of Manufacturers Hanover Trust Company and Certain Affiliated Companies which merged with the Chemical Retirement Plan in 1993) for service prior to January 1, 1993 are added to benefits accrued after January 1, 1993.

     The Corporation provides supplemental retirement benefits on an unfunded basis to certain participants. Similar to the Chemical Retirement Plan, the Corporation provides certain designated executives with an unfunded annual benefit at retirement equal to a percentage of final average base pay of the executive multiplied by years of service. The amount of the benefit is reduced by all benefits received by the designated executive under the Chemical Retirement Plan and certain other nonqualified unfunded arrangements, including those described in the next two succeeding sentences. Unfunded benefits are also provided to the extent that benefits from the Chemical Retirement Plan are limited by the Internal Revenue Code (the "Code") under provisions governing the amount and type of benefits that a qualified plan may provide to participants, such as base salary in excess of the Code's Section 401(a)(17) limitations of $150,000 or the maximum benefits permitted under Section 415 of the Code. The Corporation also provides a fixed retirement benefit per year of service to designated participants. Each of the executive officers named below participates in, and is vested in, these supplemental retirement benefits.

     Estimated projected annual retirement benefits payable to the executive officers named below are as follows:

                                                  Estimated Annual
                            Year Attains         Benefit if Retires
                               Age 65        at Normal Retirement Age(1)
                            ------------     ---------------------------
Walter V. Shipley               2000                  $ 751,441
Edward D. Miller                2005                    718,882
William B. Harrison Jr.         2008                    534,884
Peter J. Tobin                  2009                    507,955
William C. Langley              2003                    394,098

- ---------------
(1) Under the Chemical Retirement Plan, the normal retirement age is 65. The projected estimated annual retirement benefits (including the final average pay and cash balance features) shown above reflect the normal form of payment for married employees, i.e., a joint and 50% surviving spouse annuity, and include each individual's accrued benefits as of December 31, 1995 under the retirement plans then applicable to the individual. Projected benefits for years of service after 1995 reflected in the above table have been determined by assuming no increase in base salaries. With respect to the cash balance feature, interest credits are projected to be 8% per annum on annual salary credits and 10% per annum on the prior service balance, if any. In the case of Messrs. Tobin and Langley, projected benefits include supplemental retirement benefits earned following the merger with MHC. Benefits are not subject to any deduction for Social Security payments.

Plans of Old Chase

     Chase Bank's Retirement Plan provides retirement benefits to eligible employees of participating "Employers" (Old Chase and certain subsidiaries of Old Chase, principally Chase Bank). The Retirement Plan was amended, effective as of January 1, 1989 and subject to Internal Revenue Service approval, to provide a cash balance type of defined benefit retirement plan under which the accrual of benefits for years of service after 1988 can be expressed in terms of monthly credits to an account. Such credits ultimately will be converted into annuity benefits or distributed as a lump sum payment.

     Under the amended Retirement Plan, including Chase Bank's Supplemental Retirement Plan adopted in 1981 which is applicable to certain key executives of Chase Bank and its affiliates, benefits accrued through December 31, 1988 under the formula in effect as of that date (the "Old Formula") are preserved. Credits for periods after December 31, 1988 are made on a monthly basis at the annual rate of 3% of compensation for compensation not exceeding the Social Security wage base for the year, and 6% of compensation for compensation in excess of the Social Security wage base. Participants with 10 or more years of service receive an additional annual credit equal to 1% of compensation for compensation not exceeding the Social Security wage base, and an additional 2% of compensation for compensation in excess of the Social Security wage base. Additional annual transition credits will also be provided through 1996, except that benefits under Chase Bank's Supplemental Retirement Plan are determined without regard to the annual transition credits. The amounts of such transition credits depend on the length of a participant's service as of December 31, 1988, and range from 0.6% to a maximum of 5% of compensation. For purposes of the amended Retirement Plan, a participant's compensation is base salary plus, in the case of Chase Bank's Supplemental Retirement Plan, awards or portions of awards made under certain incentive compensation plans and programs. Both the regular annual credits and annual transition credits receive interest credits at a rate that is set each year by Chase Bank. In lieu of the credits described above, participants who met certain age and service requirements as of December 31, 1988 may elect when they retire to receive their retirement benefits for all years of service (including service after December 31, 1988) under the Old Formula, as modified to comply with the Tax Reform Act of 1986 and subsequent legislation. Under the Retirement Plan, the normal retirement age is 65.

     The estimated annual retirement benefits payable to Mr. Kruse at normal retirement age in 2009 shown as a joint and 50% surviving spouse annuity, including his accrued benefits as of December 31, 1988 under the Old Formula, but in the case of benefits determined under the Old Formula after the reduction for Social Security benefits, is $354,928.

     Mr. Labrecque is eligible to elect to receive his entire retirement benefits under the Old Formula. The estimated annual retirement benefits payable to Mr. Labrecque under the Old Formula is greater than the estimated benefit as determined under the amended provisions of the Retirement Plan used to compute Mr. Kruse's estimated benefit. The following table illustrates the estimated annual retirement benefit payable under the Old Formula (before any reduction for Social Security benefits) as a joint and 50% surviving spouse annuity to any employee retiring at normal retirement age in specified average covered compensation and years-of-service classifications.

                                 Pension Plan Table

                                  Years of Service
                        ------------------------------------
       Remuneration        30           35            40
       ------------     --------     --------     ----------
        $   750,000     $431,250     $468,750     $  506,250
          1,000,000      575,000      625,000        675,000
          1,250,000      718,750      781,250        843,750
          1,500,000      862,500      937,500      1,012,500

     Retirement benefits under the Old Formula are computed by a formula the factors of which are base salary (plus, in the case of Chase Bank's Supplemental Retirement Plan, awards or portions of awards under certain incentive compensation plans) and years of service (not in excess of 40), reduced by a portion of the primary Social Security benefit payable to the employee. Such benefits are reduced on a actuarial basis where survivorship benefits are provided. The amounts of covered compensation for 1995 under the Old Formula (including Chase Bank's Supplemental Retirement Plan) for Mr. Labrecque was $1,305,000 and his credited period of service at the end of 1995 for purposes of the Old Formula was 31 years and six months.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     In connection with the Merger, Chemical and Old Chase entered into agreements or amended existing agreements with respect to employment and severance arrangements with certain of their respective senior officers, other than Messrs. Shipley, Labrecque, Miller, Harrison and Kruse, who together constitute the Corporation's Office of the Chairman following the Merger and do not have employment contracts or other termination of employment arrangements with the Corporation or its subsidiaries. Under such agreements, Messrs. Langley and Tobin would receive a cash severance payment on an involuntary termination of employment on or before December 31, 1997 (other than for cause, death or disability) or a termination by such officer for "good reason" on or before such date (where good reason includes matters related to the executive officer's compensation and role in the Corporation). This cash payment would be equal to the product of two times the sum of such officer's (i) current annual rate of salary, plus (ii) bonus based on such officer's average bonus for the past five years (expressed as a percentage of salary, multiplied by such officer's current annual rate of salary). In the event of a termination qualifying such officer for severance, such officer would receive continued coverage under the applicable welfare benefit plans for two years; and such officer's options would become vested and exercisable for a period of time after such termination and equity rights other than options would become vested. If Messrs. Langley or Tobin were to incur a federal excise tax in certain circumstances on any severance payment or benefit, the agreements or amended agreements provide an additional cash payment to put such officer in the same position as if such excise tax were not applicable.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has examined the financial statements of the Corporation since 1968 and of Chemical Bank since 1965. Such firm also examined the financial statements of Old Chase since 1983. The Board of Directors wishes to utilize its services for the Corporation and its subsidiaries for the year ending December 31, 1996. A resolution will be presented to the meeting to ratify the appointment of that firm by the Board of Directors as independent accountants to examine the financial statements of the Corporation and its subsidiaries for the year ending December 31, 1996, and to perform other appropriate accounting services. A member of that firm will be present at the meeting and will be available to respond to appropriate questions by stockholders.

     If the stockholders do not ratify the selection of Price Waterhouse LLP by the affirmative vote of a majority of the number of votes entitled to be cast by the Common Stock represented at the meeting, the selection of independent accountants will be reconsidered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP.

PROPOSAL 3: APPROVAL OF THE CORPORATION'S 1996 LONG-TERM INCENTIVE PLAN

     The Chase Manhattan Corporation 1996 Long-Term Incentive Plan (the "Incentive Plan") was adopted by the Board of Directors on March 19, 1996 and will become effective on May 21, 1996, subject to approval by the stockholders at the Annual Meeting. The Board of Directors believes that in order to attract, retain and reward key personnel more directly for improvement in the Common Stock price, it is critical for the Corporation to adopt a flexible long-term incentive plan, which is both responsive to the Corporation's growth and competitive. The Incentive Plan would be the replacement plan for the Corporation's existing incentive plan, the Long-Term Stock Incentive Plan (the "LTSIP"), and is designed to permit the Corporation to take a deduction under
Section 162(m) of the Internal Revenue Code (the "Code") with respect to performance-based awards. In the event the Incentive Plan is approved by the stockholders, no further awards will be made under the LTSIP.

     The Incentive Plan is to be administered by the Compensation and Benefits Committee (the "Compensation Committee") of the Board of Directors, no members of which may receive awards under the Incentive Plan and each of whom is an "outside director" for purposes of Section 162(m) of the Code.

SUMMARY OF THE INCENTIVE PLAN

     Purpose. The Incentive Plan is designed to encourage selected key employees of the Corporation and its subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Corporation and its subsidiaries. The Incentive Plan also serves to attract and retain individuals of exceptional managerial talent.

     Participants. All employees of the Corporation and its subsidiaries who the Compensation Committee determines to have demonstrated significant management potential, have contributed to the successful performance of the Corporation and its subsidiaries or have the potential to make such contributions in the future, may be selected by the Compensation Committee to become participants in the Incentive Plan. The Corporation currently estimates that approximately 3,000 employees may receive awards each year under the Incentive Plan.

     Number of Shares. The Incentive Plan provides that 2% of the outstanding shares of the Common Stock (including treasury shares) as of each December 31 is available for issuance as awards under the Incentive Plan in the next succeeding calendar year plus any carryover shares from prior years or plans. The LTSIP provides that 1.5% of the outstanding shares (including treasury shares) plus carryover shares are available for issuance.

     For awards in 1996 assuming the Incentive Plan is approved by stockholders, the number of outstanding shares will be measured as of March 31, 1996 after giving effect to the Merger. Based on the foregoing 2% formula, approximately
8.8 million shares would be available for issuance in 1996 under the Incentive Plan. With respect to awards made in 1997 and succeeding calendar years, carryover shares include (i) 1.8 million shares available for issuance but unissued under the LTSIP and The Chase Manhattan 1994 Long-Term Incentive Plan (the "Old Chase Incentive Plan") and (ii) shares available for issuance under the Incentive Plan in any prior year or years based on the 2% formula but not awarded in such calendar year or years. The Incentive Plan provides that no more than 15 million shares may be awarded as "incentive stock options" as defined in
Section 422 of the Code.

     In the event that an award of a stock option expires or is not exercised or any other award is forfeited, the shares of Common Stock allocated to such award are again available for grant under the Incentive Plan. This would also include shares under expiring or forfeited awards which were granted under the LTSIP and the Old Chase Incentive Plan, not to exceed 500,000 shares with respect to the LTSIP and the Old Chase Incentive Plan.

     The Incentive Plan restricts the number of shares that can be awarded as Other Stock-Based Awards (as described below), such as restricted stock, to one-third the number of shares available for issuance in any calendar year. The LTSIP did not contain any restriction on the number of shares available for award as Other Stock-Based Awards.

     Term.  No awards may be made after May 20, 2001.

     Awards. Unless the Compensation Committee specifically provides to the contrary, awards under the Incentive Plan are non-transferable except by will or the laws of descent and distribution. The Incentive Plan, unlike the LTSIP, provides for individual maximum limits on the number of shares available for issuance in the form of stock options (or stock appreciation rights) and Other Stock-Based Awards. These annual limits per participant are 800,000 shares in the form of stock option awards (or stock appreciation rights) and 250,000 shares in the form of Other Stock-Based Awards plus, beginning in 1997, a number of shares equal to the maximum number of shares that the participant was eligible to receive under the Incentive Plan in each prior calendar year less the number of shares actually awarded to the participant in each such prior calendar year. In addition, the Incentive Plan provides that the Committee may specify performance targets in connection with awards. Such performance targets would be with respect to stock price, earnings per share, income before income tax expense, return on stockholders' equity, loan charge-offs, ratio of non-performing assets to total assets and efficiency ratio. These performance targets further ensure that the incentive goals are aligned with stockholder interests. Awards under the Key Executive Performance Plan and similar programs may be paid or distributed, in whole or part, in the form of Other Stock-Based Awards under the Incentive Plan.

     The forms of the awards that may be granted under the Incentive Plan are:

          Stock Options. The Compensation Committee may award a stock option in the form of an "incentive" stock option (as defined in Section 422 of the Code) or a non-qualified stock option. Such awards expire no more than 10 years after the date they are granted. The exercise price per share of Common Stock covered by a stock option is determined by the Compensation Committee; provided, however, that the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date of grant. The exercise price is payable, at the Compensation Committee's discretion, in cash, by tendering shares of already owned Common Stock, by pledging the proceeds received from sale of Common Stock received upon exercise of the option, or any combination thereof.

          Stock Appreciation Rights ("SARs"). SARs may be granted independently of any stock option or in conjunction with all or any part of a stock option granted under the Incentive Plan, upon such terms and conditions as the Compensation Committee may determine. However, to the extent required by law, no SAR is exercisable within less than six months after grant, except in the case of death or total disability prior to the end of such six-month period. Upon exercise, an SAR entitles a participant to receive an amount equal to the positive difference between the fair market value of one share of Common Stock on the date the SAR is exercised and the grant or stock option price, as applicable, times the number of shares of Common Stock with respect to which the SAR is exercised.

          An SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of any related stock option, except that an SAR granted with respect to fewer than the full number of shares covered by a related stock option shall not be reduced until the number of shares which, due to exercise or termination of the related stock option, cease to be covered by the option exceeds the number of shares covered by the SAR. The Compensation Committee will determine whether the SAR shall be settled in cash, Common Stock or a combination of cash and Common Stock.

          Other Stock-Based Awards. The Compensation Committee may grant other types of awards of Common Stock, or awards based in whole or in part by reference to the fair market value of Common Stock ("Other Stock-Based Awards"). Such Other Stock-Based Awards include, without limitation, restricted share units, restricted shares of Common Stock or performance share units. Non-qualified stock options or SARs may be awarded in connection with or as a part of Other Stock-Based Awards. The Compensation Committee shall determine whether any Other Stock-Based Awards shall be settled in cash, Common Stock or any combination thereof.

     Deferrals. The Compensation Committee may permit the deferral of payment of any awards under the Incentive Plan or may amend existing award agreements under any predecessor plans of the Corporation (including Old Chase) to provide for a deferral feature.

     Adjustments. In the event there is a change in the capital structure of the Corporation as a result of any stock dividend or split, recapitalization, merger, consolidation, spin-off or other similar corporate change, or any distribution to stockholders of Common Stock other than regular cash dividends, the Compensation Committee may make an equitable adjustment in the number of shares of Common Stock reserved for issuance and to any outstanding awards.

     General. The Incentive Plan is intended to constitute an unfunded plan for long-term incentive compensation. Nothing in the Incentive Plan shall give the participant any rights greater than those of a general creditor. However, the Compensation Committee, in its sole discretion, can establish arrangements to meet the obligations of the Corporation consistent with the unfunded status of the Incentive Plan.

     Amendments and Termination. The Board of Directors may amend, suspend or terminate the Incentive Plan at any time, without stockholder approval unless otherwise required by law.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes the Federal income tax consequences to participants who may receive awards under the Incentive Plan and to the Corporation arising out of the granting of such awards. The discussion is based upon interpretations of the Code in effect as of January 1996 and regulations promulgated thereunder as of such date.

          Incentive Stock Options. A participant will not be in receipt of taxable income upon the grant or exercise of an incentive stock option (an "ISO"). If the participant holds the shares acquired on the exercise of an ISO for the requisite ISO holding period set forth in the Code, he or she will recognize a long-term capital gain or loss upon their subsequent sale or exchange. (The requisite holding period requires that a participant make no disposition of the shares transferred pursuant to the ISO within two years from the date of grant or within one year after the transfer of such shares to the participant.) In such case, the Corporation will not be entitled to a tax deduction. If a participant does not hold the shares acquired on the exercise of an ISO for that holding period, he or she may be in receipt of ordinary income based upon a formula set forth in the Code. To the extent that the amount realized on such sale or exchange exceeds the market value of the shares on the date of the ISO exercise, the participant will recognize capital gains. The Corporation will be entitled to a tax deduction in the amount of the ordinary income reportable by the participant. The excess of the fair market value on date of exercise of an ISO of the shares acquired over the exercise price may in certain circumstances be an "adjustment" for purposes of the alternative minimum tax.

          Nonqualified Stock Options. Upon the grant of a nonqualified stock option, a participant will not be in receipt of taxable income. Upon exercise of such stock option, a participant will be in receipt of ordinary income in an amount equal to the excess of the market value of the acquired shares over their exercise price. The Corporation will be entitled to a tax deduction, in the year of such exercise, equal to the amount of such ordinary income; provided that the exercise price was equal to the fair market value of the stock at the date of grant.

          Stock Appreciation Rights. Upon the grant of SARs, a participant will not be in receipt of taxable income. Upon the exercise of SARs, a participant will be in receipt of ordinary income in an amount equal to any cash payment and the market value of any shares distributed. The Corporation will be entitled to a tax deduction equal to the income reportable by the participant, provided that the exercise price was equal to the fair market value of stock at the date of grant.

          Other Stock-Based Awards. The income tax consequences of the Other Stock-Based Awards will depend on how such Awards are structured. Generally, the Corporation will be entitled to a deduction with respect to such Awards only to the extent that the participant recognizes ordinary income in connection with such Awards. In particular, the Corporation will be entitled to a tax deduction with respect to Awards to those individuals subject to Section 162(m) limitations if such Awards are subject to the achievement of performance-based objectives specified by the Compensation Committee. It is anticipated that Other Stock-Based Awards will generally result in ordinary income to the participant in some amount.

     The affirmative vote of a majority of the number of votes entitled to be cast by holders of shares of Common Stock represented at the Annual Meeting is needed to approve the Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE CORPORATION'S 1996 LONG-TERM INCENTIVE PLAN.

STOCKHOLDER PROPOSALS

     Stockholder proposals for the 1997 Annual Meeting of Stockholders must be received by the Secretary of the Corporation not later than December 19, 1996. The affirmative vote of a majority of the number of votes entitled to be cast by holders of shares of Common Stock represented at the 1996 Annual Meeting is needed to approve the following stockholder proposals.

PROPOSAL 4: TERM LIMITS FOR DIRECTORS

     Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the holder of record of 314 shares of Common Stock, has advised the Corporation that she plans to introduce the following resolution:

          "RESOLVED: That the stockholders of The Chase Manhattan Corporation recommend that the Board take the necessary steps so that future outside directors shall not serve for more than six years."

          The reasons given by the stockholder for such resolution are as follows:

          "The President of the U.S.A. has a term limit, so do Governors of many states.

          "Newer directors may bring in fresh outlooks and different approaches with benefits to all shareholders.

          "No director should be able to feel that his or her directorship is until retirement.

          "Term limits for members of Congress was part of the Contract With America.

          "If you AGREE, please mark your proxy FOR this resolution."

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The Board believes that adoption of an arbitrary limit on the term a Director may serve would deprive the Corporation of the benefit of its most experienced Directors. The Corporation is a large and complex diversified financial services company. Directors must approve the Corporation's overall business strategies and significant policies. In the area of risk management, regulators, such as the Federal Reserve, have emphasized the importance of active Board oversight in the identification, measurement, monitoring and control of risks. These are matters which require for the Board as a whole a high degree of experience with the Corporation's management and products, an understanding of the business and regulatory environment in which the Corporation operates, and experience with different phases of the economic cycle. Indeed, the experience of members of the Audit and Examining Committees is a factor which must, as a matter of law, be considered by the Board in selecting among its members for service on those Committees.

     Moreover, the effectiveness of the Board is enhanced by the cohesiveness that is developed over a period of years working together under different circumstances. Freshness of outlook and differences in approaches are achieved by the Board's diversity of background.

     Based on the foregoing, the Board believes the proposed resolution would not be in the interests of stockholders and accordingly recommends that stockholders vote against this resolution.

PROPOSAL 5: ENDORSEMENT OF EFFORTS OF G-7 MINISTERS

     The Sisters of Charity of the Incarnate Word, P.O. Box 230969, 6510 Lawndale, Houston, Texas 77223-0969, the beneficial owners of 6,100 shares of Common Stock; the Sisters of Charity of Saint Elizabeth, P.O. Box 476, Convent Station, New Jersey 07961-0476, the beneficial owners of 100 shares of Common Stock; the Sisters of the Humility of Mary, 1515 Eastern Avenue, Morgantown, West Virginia 26505, the beneficial owners of 40 shares of Common Stock; Providence Trust, P.O. Box 197, Helotes, Texas 78023-0197, the beneficial owner of 1,750 shares of Common Stock; Mercy Consolidated Asset Management Program, 20 Washington Square North, New York, New York 10011, the beneficial owner of 100 shares of Common Stock; and the Maryknoll Sisters, P.O. Box 311, Maryknoll, New York 10545-0311, the beneficial owners of 100 shares of Common Stock, have indicated their intention to sponsor the following resolution:

          "WHEREAS in 1994, the World Bank estimated total external debt of the developing world was $1.9 trillion, 7 percent greater than in 1993. At the end of 1992, commercial banks held 26.3 percent of total outstanding long term debt to all developing countries, a 9 percent drop from only three years earlier. By the end of 1994, approximately $190 billion or 85 percent of all international debt owed to commercial banks had been restructured due to the inability of these countries to repay the loans.

          "WHEREAS US financial institutions play a crucial role by providing policy advice and by gathering resources for international loans to businesses.

          "WHEREAS the growth and integration of global capital markets have created both opportunities and new risks for financial institutions. However, the developments in the Mexican economy, particularly the devaluation of the peso, during the past year and the repercussions of that crisis have led many investors to question the stability of the financial system there and in other emerging markets.

          "WHEREAS we believe development and publication of concrete and appropriate safeguards, standards, transparency and systems are necessary to reduce potential risks such as those which occurred in Mexico.

          "WHEREAS the G-7 Finance Ministers and Central Bank Governors have called for the development and "further enhancement of concrete international understandings, where necessary and appropriate, on the safeguards, standards, transparency, and systems necessary to reduce potential risks." (The Halifax Summit Review of the International Financial Institutions, Background Document, 6/16/95)

          "WHEREAS the G-7 Economic Summit in Halifax in June 1995 stated that 'closer international cooperation in the regulation and supervision of financial institutions and markets is essential to safeguard the financial system and prevent an erosion of prudential standards.

          We urge:

             -- a deepening of cooperation among regulators and supervisory agencies to ensure an effective and integrated approach, on a global basis, to developing and enhancing the safeguards, standards, transparency and systems necessary to monitor and contain risks;...

             -- finance ministers to commission studies and analysis from the international organizations responsible for banking and securities regulations and to report on the adequacy of current arrangements, together with proposals for improvement where necessary, at the next Summit.' (G-7 Economic Communique Text, Halifax, June 1995)

          "RESOLVED: the shareholders request the Board of Directors to endorse and work to implement the efforts of the G-7 Ministers to safeguard the financial system and prevent an erosion of prudential standards by encouraging greater international cooperation in the regulation and supervision of financial institutions and markets."

     The reasons given by the stockholders for such resolution are as follows:

          "Prudential standards are essential to protect the bank, its shareholders, the financial community, and the people of developing countries, to assess the potential risk of failed ventures to the global financial system and to safeguard the poor from bearing a disproportionate share of the burden from failed enterprises."

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL FOR THE FOLLOWING REASONS:

     The 1995 Economic Summit in Halifax was the 21st annual summit of the heads of State and Government of seven major industrialized nations -- the United States, Japan, Germany, France, Britain, Italy and Canada (the "G-7") -- and the President of the European Commission. The Summit Communique stated the commitment of the participants to establishing an economic environment conducive to accomplishing the central purpose of their economic policy, the improvement of the well being of people. The Communique noted the challenge of managing the increased economic interdependence resulting from the globalization driven by technological change and the enormous opportunities and new risks created from the growth and integration of global capital markets. In addition to the deepening of cooperation among regulators and supervisory agencies and the commissioning of studies on the adequacy of current arrangements, the Summit participants also urged continued encouragement to countries to remove capital market restrictions, coupled with strengthened policy advice from international financial institutions on the appropriate supervisory structures.

     The Board endorses these objectives. The Corporation actively works in support of such efforts through participation in a wide range of trade and advisory groups, as well as direct initiatives of the Corporation, in discussions with governmental and other bodies, including regulators, central banking authorities and self-regulatory organizations. Accordingly, the Board recommends that stockholders vote for this resolution.

MISCELLANEOUS

     The management does not know of any other matters to be brought before the meeting. A proxy in the accompanying form will confer discretionary authority with respect to any such other matter. The shares covered by any such proxy properly executed and received prior to the meeting will be voted and, if the stockholder who executes such proxy specifies in the manner stated therein how such shares are to be voted on the proposals which are referred to therein, they will be voted as so specified.

     A stockholder who signs and returns a proxy in such form will have the power to revoke it by giving written notice of revocation to the Secretary of the Corporation before the proxy is voted at the meeting, by executing and delivering a later-dated proxy or by attending the meeting and voting such shares in person.

     The cost of the solicitation of proxies in the accompanying form will be borne by the Corporation. In addition to the solicitation of proxies in such form by use of the mails, the Corporation expects that a number of officers and regular employees of the Corporation, The Chase Manhattan Bank (National Association) and Chemical Bank (none of whom will receive any compensation therefor in addition to regular compensation) will solicit proxies in such form personally and by telephone. The Corporation has retained Chemical Mellon Shareholder Services L.L.C. to assist in the solicitation of proxies for a fee of $18,000, plus reasonable out-of-pocket costs and expenses. The Corporation will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending proxy material to their principals and obtaining their proxies.



                                          JOHN B. WYNNE
                                          Secretary

TICKET REQUEST

     If you plan to attend the Annual Meeting of Stockholders of The Chase Manhattan Corporation to be held on May 21, 1996, in the Grand Ballroom of The Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York, the form below should be completed and mailed with your proxy card.*

                            (Cut along dotted line)
- -------------------------------------------------------------------------------

     I PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS OF THE CHASE MANHATTAN CORPORATION ON MAY 21, 1996, IN NEW YORK, NEW YORK.

Name(s)
        ------------------------------------------------------------------------
                                 (Please print)

Street Address
            --------------------------------------------------------------------

City                                State                    Zip Code
    -------------------------------     --------------------         ----------


/ /  Check box if you request an assistive listening device.

/ /  Check box if you request sign interpretation.

* If you are a beneficial owner of Common Stock held by a bank or broker (i.e., in "street name"), you may need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of such proof of ownership.

                        THE CHASE MANHATTAN CORPORATION

     SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE CHASE MANHATTAN CORPORATION ON MAY 21, 1996.

     The undersigned stockholder appoints each of John J. Lynagh, Patrick J. Scollard and Stanley van den Heuvel attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of The Chase Manhattan Corporation that the undersigned would be entitled to vote at the above Annual Meeting and any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS. IF NOT OTHERWISE SPECIFIED, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE DIRECTORS.

     Please mark, date and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such. For joint accounts, each owner should sign.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

- -------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

PLEASE MARK YOUR VOTES AS THIS /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 5.

Item 1 -- ELECTION OF DIRECTORS   FOR /  /   WITHHELD FOR ALL / /
          Nominees:
          Frank A. Bennack Jr.      E. Michel Kruse
          Susan V. Berresford       Thomas G. Labrecque
          M. Anthony Burns          J. Bruce Llewellyn
          H. Laurance Fuller        Edward D. Miller
          Melvin R. Goodes          Edmund T. Pratt Jr.
          William H. Gray III       Henry B. Schacht
          George V. Grune           Walter V. Shipley
          William B. Harrison Jr.   Andrew C. Sigler
          Harold S. Hook            John R. Stafford
          Helene L. Kaplan          Marina v.N. Whitman

WITHHELD FOR: (Write the nominee's name in the space provided below).

- ---------------------------------------------------------------------

Item 2 -- APPOINTMENT OF INDEPENDENT ACCOUNTANTS

FOR / /   AGAINST / /   ABSTAIN / /


Item 3 -- APPROVAL OF LONG-TERM INCENTIVE PLAN

FOR / /   AGAINST / /   ABSTAIN / /

Item 5 -- STOCKHOLDER PROPOSAL--EFFORTS OF G-7 MINISTERS

FOR / /   AGAINST / /   ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

Item 4 -- STOCKHOLDER PROPOSAL--TERM LIMITS FOR DIRECTORS

FOR / /   AGAINST / /   ABSTAIN / /

- --------------------------------------------------------------

RECEIPT IS HEREBY ACKNOWLEDGED OF THE CHASE MANHATTAN CORPORATION NOTICE OF MEETING AND PROXY STATEMENT.

Signature(s)                                               Date
             --------------------------------------------       ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such.

- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                        THE CHASE MANHATTAN CORPORATION

                    SAVINGS INCENTIVE PLAN OF CHEMICAL BANK
                         Voting Instructions to Trustee

Enclosed is a Notice of the Annual Meeting of Stockholders of The Chase Manhattan Corporation to be held on May 21, 1996, together with the Proxy Statement for such Meeting. The Savings Incentive Plan of Chemical Bank allows you to instruct the Trustee in writing to vote, as you specify, the number of shares of Common Stock of The Chase Manhattan Corporation representing your proportionate interest in Investment Funds D, X and Y on April 8, 1996. Your signature on this instruction card constitutes your confidential instruction to the Trustee to vote at the Annual Meeting and any adjournment or postponement thereof, the number of shares held by you in those Funds in accordance with your instructions specified on this card. If you do not return this card, the Trustee will vote shares in accordance with the Savings Incentive Plan.

                     ______________________________________

Please indicate on the reverse side of this card how your stock is to be voted. Unless you specifically direct otherwise, the shares represented by this proxy will be voted "FOR" Items (1), (2), (3) and (5) and "AGAINST" Item (4).

                                               Employee Benefit Plans Committee

                  (continued and to be signed on reverse side)


                            - FOLD AND DETACH HERE -

PLEASE MARK YOUR VOTES AS THIS /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 5.

Item 1 -- ELECTION OF DIRECTORS   FOR /  /   WITHHELD FOR ALL / /
          Nominees:
          Frank A. Bennack Jr.      E. Michel Kruse
          Susan V. Berresford       Thomas G. Labrecque
          M. Anthony Burns          J. Bruce Llewellyn
          H. Laurance Fuller        Edward D. Miller
          Melvin R. Goodes          Edmund T. Pratt Jr.
          William H. Gray III       Henry B. Schacht
          George V. Grune           Walter V. Shipley
          William B. Harrison Jr.   Andrew C. Sigler
          Harold S. Hook            John R. Stafford
          Helene L. Kaplan          Marina v.N. Whitman

WITHHELD FOR: (Write the nominee's name in the space provided below).

- ---------------------------------------------------------------------

Item 2 -- APPOINTMENT OF INDEPENDENT ACCOUNTANTS

FOR / /   AGAINST / /   ABSTAIN / /


Item 3 -- APPROVAL OF LONG-TERM INCENTIVE PLAN

FOR / /   AGAINST / /   ABSTAIN / /

Item 5 -- STOCKHOLDER PROPOSAL--EFFORTS OF G-7 MINISTERS

FOR / /   AGAINST / /   ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

Item 4 -- STOCKHOLDER PROPOSAL--TERM LIMITS FOR DIRECTORS

FOR / /   AGAINST / /   ABSTAIN / /

- --------------------------------------------------------------

RECEIPT IS HEREBY ACKNOWLEDGED OF THE CHASE MANHATTAN CORPORATION NOTICE OF MEETING AND PROXY STATEMENT.

Signature(s)                                               Date
             --------------------------------------------       ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such.

- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                        THE CHASE MANHATTAN CORPORATION

         THE THRIFT INCENTIVE PLAN OF THE CHASE MANHATTAN BANK, N.A.
                         Voting Instructions to Trustee

Enclosed is a Notice of the Annual Meeting of Stockholders of The Chase Manhattan Corporation to be held on May 21, 1996, together with the Proxy Statement for such Meeting. The Thrift Incentive Plan allows you to instruct the Trustee in writing to vote, as you specify, the number of shares of Common Stock of The Chase Manhattan Corporation representing your proportionate interest in the Chase Common Stock Fund on April 8, 1996. Your signature on this instruction card constitutes your confidential instruction to the Trustee to vote at the Annual Meeting and any adjournment or postponement thereof, the number of shares held by you in the Fund in accordance with your instructions specified on this card. If you do not return this card, the Trustee will vote shares in accordance with the Thrift Incentive Plan.

                     ______________________________________

Please indicate on the reverse side of this card how your stock is to be voted. Unless you specifically direct otherwise, the shares represented by this proxy will be voted "FOR" Items (1), (2), (3) and (5) and "AGAINST" Item (4).


                 (continued and to be signed on reverse side)


                            - FOLD AND DETACH HERE -

PLEASE MARK YOUR VOTES AS THIS /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 5.

Item 1 -- ELECTION OF DIRECTORS   FOR /  /   WITHHELD FOR ALL / /
          Nominees:
          Frank A. Bennack Jr.      E. Michel Kruse
          Susan V. Berresford       Thomas G. Labrecque
          M. Anthony Burns          J. Bruce Llewellyn
          H. Laurance Fuller        Edward D. Miller
          Melvin R. Goodes          Edmund T. Pratt Jr.
          William H. Gray III       Henry B. Schacht
          George V. Grune           Walter V. Shipley
          William B. Harrison Jr.   Andrew C. Sigler
          Harold S. Hook            John R. Stafford
          Helene L. Kaplan          Marina v.N. Whitman

WITHHELD FOR: (Write the nominee's name in the space provided below).

- ---------------------------------------------------------------------

Item 2 -- APPOINTMENT OF INDEPENDENT ACCOUNTANTS

FOR / /   AGAINST / /   ABSTAIN / /


Item 3 -- APPROVAL OF LONG-TERM INCENTIVE PLAN

FOR / /   AGAINST / /   ABSTAIN / /

Item 5 -- STOCKHOLDER PROPOSAL--EFFORTS OF G-7 MINISTERS

FOR / /   AGAINST / /   ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEM 4.

Item 4 -- STOCKHOLDER PROPOSAL--TERM LIMITS FOR DIRECTORS

FOR / /   AGAINST / /   ABSTAIN / /

- --------------------------------------------------------------

RECEIPT IS HEREBY ACKNOWLEDGED OF THE CHASE MANHATTAN CORPORATION NOTICE OF MEETING AND PROXY STATEMENT.

Signature(s)                                               Date
             --------------------------------------------       ----------------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title as such.

- --------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                          CHASE MANHATTAN CORPORATION

                            LONG-TERM INCENTIVE PLAN

                         (EFFECTIVE AS OF MAY 21, 1996)


         1. PURPOSE. The purposes of The Chase Manhattan Corporation 1996 Long-Term Incentive Plan (the "Plan") are to encourage selected key employees of the Company to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of stockholders, and to enhance the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

               The purposes of the Plan are to be achieved through the grant of various types of stock-based awards.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth in this Section 2:

                 (a)      "Act" shall mean the Securities Exchange Act of 1934.

                 (b) "Award" shall mean any type of stock-based award granted pursuant to the Plan.

                 (c) "Board" shall mean the Board of Directors of CMC; provided that any action taken by a duly authorized committee of the Board within the scope of authority delegated to such committee by the Board shall be considered an action of the Board for purposes of this Plan.

                 (d) "CMC" shall mean The Chase Manhattan Corporation, and, except as otherwise specified in this Plan in a particular context, any successor thereto, whether by merger, consolidation, purchase of substantially all its assets or otherwise.

                 (e) "Code" shall mean the Internal Revenue Code of 1986, as from time to time amended.

                 (f) "Committee" shall mean the Compensation and Benefits Committee of the Board (or any successor committee) or any subcommittee thereof composed of not less than two directors, each of whom is a "disinterested person" as defined in Rule 16 b-3 promulgated by the Securities and Exchange Commission under the Act, or any successor definition adopted by the Commission and is an "outside director" for purposes of Section 162(m) of the Code.

                 (g) "Common Stock" shall mean the common stock of CMC, par value $1 per share.

                 (h)      "Company" shall mean CMC and its Subsidiaries.

                 (i)      "Employee" shall mean any employee of the Company.

                 (j) "Executive Officer" shall mean a Participant who is subject to the requirements of Sections 16(a) and 16(b) of the Act.

                 (k) "Fair Market Value" shall mean, per share of Common Stock, the average of high and low sale prices of the Common Stock as reported on the New York Stock Exchange (the "NYSE") composite tape on the applicable date, or, if there are no such sale prices of Common Stock reported on the NYSE composite tape on such date, then the average price of the Common Stock on the last previous day on which high and low sale prices are reported on the NYSE composite tape.

                 (l) "Merger" shall mean the merger of The Chase Manhattan Corporation with and into Chemical Banking Corporation.

                 (m) "Other Stock-Based Award" shall mean any of those Awards described in Section 9 hereof.

                 (n) "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

                 (o) "Retirement" shall mean normal or early retirement under the terms of a retirement plan of CMC or a Subsidiary applicable to the Participant or a voluntary termination of employment;provided, however, that in either case, CMC must have given its prior consent to treat the individual's termination of employment as a retirement.

                 (p) "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of CMC under the definition of "subsidiary corporation" in Section 424(f) of the Code, as amended from time to time.

                 (q) "Total Disability" shall mean a physical or mental incapacity, which would entitle the individual to benefits under the long term disability program sponsored by the Company employing such individual; provided that if an individual has not elected coverage under the applicable program, the Committee shall determine utilizing the criteria of such program whether the individual has incurred a Total Disability.

         3. SHARES SUBJECT TO THE PLAN. (a) Shares of Common Stock which may be issued under the Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held in CMC's Treasury. Subject to adjustment as provided in Sections 3(b), (c) and 15, the number of shares of Common Stock with respect to which Awards (whether distributable in shares of Common Stock or in cash) may be granted under the Plan in any calendar year shall be 2 percent of the total number of shares of Common Stock outstanding on the last day of the preceding calendar year (including treasury shares); provided, that for calendar year 1996 with respect to Awards made on or after April 1, 1996, the total number of shares of Common Stock shall be based on those outstanding on March 31, 1996 after giving effect to the Merger; provided, further, that no more than a total of 15 million shares of Common Stock during the term of the Plan may be subject to incentive stock options; provided, further that grants excluded from the definition of derivative security by Rule 16a-1(c)(3)(ii) promulgated under the Act shall not be subject to the limit placed on the total shares of Common Stock with respect to which Awards may be granted hereunder.

               (b) In addition to the number of shares provided for in Section 3(a), there shall be available for issuance and for grant under the Plan in calendar year 1997 and in succeeding calendar years (to the extent not issued hereunder) a number of shares equal to the sum of:

                    (i) the number of shares that remained available for issuance under the Chemical Banking Corporation Long-Term Stock Incentive Plan as of March 31, 1996 and under The Chase Manhattan 1994 Long-Term Incentive Plan as of March 31, 1996 (in each instances, prior to giving effect to the Merger), and

                    (ii) the excess of (X) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan in any calendar year under Section 3(a) over (Y) the total number of shares of Common Stock with respect to which Awards were granted under the Plan during that calendar year.

               (c) In the event that (i) a stock option expires or is terminated unexercised as to any shares of Common Stock covered thereby (except with respect to a stock option which terminates on the exercise of a stock appreciation right) or (ii) any other Award is forfeited for any reason under the Plan, any Common Stock allocated in connection such Award, shall thereafter again be available for grant pursuant to the Plan. This provision shall also be applicable to the plans described in Section 3(b)(i), not to exceed 500,000 shares of Common Stock in the aggregate with respect to such Plans.

         4. ELIGIBILITY. All Employees who have demonstrated significant management potential, have contributed to the successful performance of the Company, or have the potential of making such contributions to the Company in the future, in each case as determined by the Committee, are eligible to be Participants in the Plan.

         5. LIMITATIONS. The Committee may not grant Other Stock-Based Awards to Participants with respect to shares of Common Stock in excess of one third of the number determined to be available for issuance under Section 3 for any calendar year. In addition, the Committee may not grant stock options and stock appreciation rights to any Participant with respect to more than 800,000 shares of Common Stock and may not grant Other Stock-Based Awards to any Participant with respect to more than 250,000 shares of Common Stock in any calendar year. Notwithstanding the foregoing limitation on Awards to individual Participants, the Committee may, in its sole discretion, effective for Awards after calendar year 1996 increase the number of shares with respect to which awards may be made by the excess of (x) 800,000 in the case of stock options and stock appreciation rights, or 250,000 in the case of Other Stock-Based Awards for any prior calendar year in which the Participant received (or was eligible to receive) a grant of stock options (including stock appreciation rights) or an Other Stock-Based Award under the Plan, as applicable, over (y) the actual number of optioned shares or stock appreciation rights granted as Awards to the Participant under the Plan for such calendar year or the actual number of shares granted as Other Stock-Based Awards to the Participant for such calendar year, as applicable. The foregoing limitations shall not require the aggregation of stock options and stock appreciation rights to the extent that rights under the stock options or the stock appreciation rights terminate upon the exercise of either.

         6. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee may operate through subcommittees established by it, consisting of not fewer than two members of the Committee. As to the selection of, and Awards to, Participants who are not Executive Officers, the Committee may delegate any or all of its responsibilities to officers or employees of the Company.

               Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry the Plan or any such Award into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

               The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

         7. STOCK OPTIONS. Any stock options granted under the Plan shall be in such form as the Committee may from time to time approve and shall be subject to the terms and conditions provided herein and such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

               Stock options may be granted to any Participant. In the case of incentive stock options, the terms and conditions of such grants shall be subject to and comply with such requirements as may be prescribed by Section 422 (b) of the Code, and any implementing regulations, including, but not limited to, the requirement that such stock options are exercisable during the Participant's lifetime, only by such Participant. The Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.


               Stock options may not be exercisable later than 10 years after their date of grant. The option price of each share of Common Stock as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment may be made at the sole discretion of the Committee, pursuant to and in accordance with criteria and guidelines established by the Committee (which criteria and guidelines may be different for Executive Officers and for other Participants), as the same may be modified from time to time, (i) in cash, (ii) by tender of shares of Common Stock already owned by the Participant, valued at Fair Market Value as of the date of exercise, (iii) if authorized by the Committee, by delivery of a properly executed exercise notice together with irrevocable instructions to a securities broker (or, in the case of pledges, lender) approved by the Company to, (a) sell shares of Common Stock subject to the option and to deliver promptly to the Company a portion of the proceeds of such sale transaction on behalf of the exercising Participant to pay the option price, or
(b) pledge shares of Common Stock subject to the option to a margin account maintained with a broker or lender, as security for a loan, and such broker or lender, pursuant to irrevocable instructions, delivers to the Company the loan proceeds, at the time of exercise to pay the option price, or (iv) by any combination of (i), (ii), or (iii) above.

         8. STOCK APPRECIATION RIGHTS. Stock appreciation rights may be granted independent of any stock option or in conjunction with all or any part of any stock option granted under the Plan, either at the same time as the stock option is granted or at any later time during the term of the option. Stock appreciation rights shall be subject to such terms and conditions as determined by the Committee, not inconsistent with the provisions of the Plan.

               To the extent required by Rules promulgated under the Act or otherwise required by law, no stock appreciation right shall be exercisable earlier than six months after grant, except in the event of the death or Total Disability of the Participant prior to the expiration of such six-month period. Upon exercise, a stock appreciation right shall entitle the Participant to receive from CMC an amount equal to the positive difference between the Fair Market Value of a share of Common Stock on the exercise of the stock appreciation right and the per share grant or option price, as applicable multiplied by the number of shares of Common Stock with respect to which the stock appreciation right is exercised. A stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of any related stock option, except that a stock appreciation right granted with respect to less than the full number of shares covered by a related stock option shall not be reduced until the exercise or termination of the related stock option exceeds the number of shares not covered by the stock appreciation right. The Committee shall determine at issuance or upon exercise whether the stock appreciation right shall be settled in cash, Common Stock or a combination of cash and Common Stock.

         9. OTHER STOCK-BASED AWARDS. Other Awards of Common Stock and Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of Common Stock (all such Awards being referred to herein as "Other Stock-Based Awards"), may be granted under the Plan in the discretion of the Committee. Other Stock-Based Awards shall be in such form as the Committee shall determine, including without limitation, (i) shares of Common Stock, (ii) shares of Common Stock subject to restrictions on transfer until the completion of a specified period of service, the occurrence of an event or the attainment of performance objectives, each as specified by the Committee, (iii) shares of Common Stock issuable upon the completion of a specified period of service, and (iv) conditioning the right to an Award (including vesting or exercisability) upon the occurrence of an event or the attainment of one or more of the following performance objectives, each as specified by the Committee--attaining targets with respect to stock price, earnings per share, net income before income tax expenses, return on assets, loan loss provision, efficiency ratio, and ratio of non-performing assets to performing assets and/or return on shareholder equity. (In the discretion of the





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
Committee, such performance objectives may be absolute or relative to a prior year's performance and may be applicable to the Company or any business unit thereof.) Other Stock-Based Awards may be granted alone or in addition to any other Awards made under the Plan. Subject to the provisions of the Plan, the Committee shall have the sole and absolute discretion to determine to whom and when such Other Stock-Based Awards will be made, the number of shares of Common Stock to be awarded under (or otherwise related to) such Other Stock-Based Awards and all other terms and conditions of such Awards. The Committee shall determine whether Other Stock-Based Awards shall be settled in cash, Common Stock or a combination of cash and Common Stock.

         10. DIVIDENDS, EQUIVALENTS AND VOTING RIGHTS. Awards, other than stock options, may provide the Participant with dividends or dividend equivalents and voting rights prior to either vesting or earnout.

         11. AWARD AGREEMENTS. Each Award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, not inconsistent with the provisions of the Plan, as determined by the Committee, which shall apply to such Award. Such provisions may include, but are not limited to, those that would result in a deferral of receipt of income, including that attributable to the exercise of a stock option or vesting of Other Stock-Based Awards and may be imposed, in the discretion of the Committee, on Awards under this Plan and predecessor plans, including the plans specified by Section 3(b)(i).

         12. WITHHOLDING. The Company shall have the right to deduct from all amounts paid to any Participant in cash (whether under this Plan or otherwise) any taxes required by law to be withheld therefrom. In the case of payments of Awards in the form of Common Stock, at the Committee's discretion, the Participant may be required to pay to the Company the amount of any taxes required to be withheld with respect to such Common Stock, or, in lieu thereof, the Company shall have the right to retain the number of shares of Common Stock the Fair Market Value of which equals the amount required to be withheld. Without limiting the foregoing, the Committee may, in its discretion and subject to such conditions as it shall impose, permit share withholding to be done at the Participant's election.

         13. NONTRANSFERABILITY. No Award shall be assignable or transferable, and no right or interest of any Participant in any Award shall be subject to any lien, obligation or liability of the Participant, except by will, the laws of descent and distribution, or as otherwise set forth in the Award agreement; provided, that with respect to Awards (other than an Award of an incentive stock option) under the Plan and predecessor plans (including the plans specified by Section 3(b)(i)), the Committee may, in its sole discretion, permit certain Participants or classes of Participants to transfer Awards of nonqualified stock options or Other Stock-Based Awards to such individuals or entities as the Committee may specify consistent with the provisions of Section 16(b) of the Act, the Code and other applicable law.

         14. NO RIGHT TO EMPLOYMENT OR CONTINUED PARTICIPATION IN PLAN. No person shall have any claim or right to the grant of an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or to be eligible for any subsequent Awards. Further, the Company expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as





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
provided herein or in any agreement entered into hereunder.

         15. ADJUSTMENT OF AND CHANGES IN COMMON STOCK. In the event of any change in the outstanding shares of Common Stock by reason of any Common Stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders of Common Stock other than regular cash dividends, the Committee may make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan, and to outstanding Awards.

         16. AMENDMENT. The Board may amend, suspend or terminate the Plan or any portion hereof at any time without stockholder approval, except to the extent otherwise required by the Act.

         17. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for long-term incentive compensation. With respect to any payments not yet made to a Participant, including any Participant optionee, by CMC, nothing herein contained shall give any Participant any rights that are greater than those of a general creditor of CMC. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof or with respect to options, stock appreciation rights and other Awards under the Plan; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         18. EFFECTIVE DATE. Subject to shareholder approval hereof, this Plan shall be effective on May 21, 1996. No Awards may be granted under the Plan after May 20, 2001.





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